SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 FORM 8-K/A
                               Amendment No. 1


                               CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                               FEBRUARY 6, 2002
                      ---------------------------------
                                Date of Report
                      (Date of Earliest Event Reported)


                          SILK BOTANICALS.COM, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                           975 S. CONGRESS AVENUE
                                SUITE 102
                         DELRAY BEACH, FLORIDA 33445
                 ----------------------------------------
                 (Address of Principal Executive Offices)


                              (561) 265-3600
                     -------------------------------
                     (Registrant's Telephone Number)


         FLORIDA                     0-21725                 65-0886132
----------------------------     ----------------       -------------------
(State or other jurisdiction     (Commission File         (IRS Employer
    of incorporation)                 Number)           Identification No.)




                            EXPLANATORY NOTE

On February 21, 2002, Silk Botanicals.Com, Inc., a Florida corporation
(the "Registrant"), filed a Current Report on Form 8-K dated as of February 6, 2002, pertaining to the terms of a Stock Purchase Agreement (the "Agreement)" with Graham Energy of NV, Inc. ("GENV"), a Nevada corporation dated December 6, 2001. This Amendment No. 1 is filed to submit the audited financial statements of GENV, and certain pro forma financial information required by Item 7 of Form 8-K. In addition, it will amend certain other information contained therein as described below.



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On December 6, 2001 Graham Energy NV, Inc. ("GENV"), a Nevada corporation, and its shareholders entered into a Stock Purchase Agreement ("Agreement") with Silk Botanicals.Com, Inc. ("Registrant") regarding the sale of 100% of the outstanding shares of GENV to Registrant in exchange for 4,000,000 shares of Registrant common stock in a tax-free reorganization. The transaction closed on February 6, 2002. The transaction allows GENV to appoint one person to the Registrant's Board of Directors. GENV's assets consist of six oil and gas fields in Texas, which includes 24 currently producing wells; 50 additional wells that can be re-activated upon completion of a work-over; 86 proven but undeveloped off-set well locations; and 24 additional probable well locations.

The foregoing summary of the terms of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which was filed as an exhibit to the Current Report on Form 8-K filed February 21, 2002.

This Form 8-K/A amends the Current Report on Form 8-K filed February 21, 2002 to include Item 7 (a) financial statements and Item 7 (b) pro forma financial information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS.

(a)	Financial Statements of Business Acquired.  The financial
        statements of Graham Energy of NV, Inc. are filed as Exhibit
        99.6 and are incorporated herein by reference.

(b)	Pro Forma Financial Information. The following pro forma
        financial information is filed as Exhibit 99.7 and is incorporated herein by reference.

        Pro forma condensed balance sheet as of November 30, 2001

        Pro forma condensed balance sheet as of November 30, 2001

        Notes to pro forma financial information

(c)	Exhibits.


Exhibit 99.6

        The financial statements of Graham Energy of NV, Inc.


Exhibit 99.7

        Pro forma condensed balance sheet as of November 30, 2001

	Pro forma condensed balance sheet as of November 30, 2001

        Notes to pro forma financial information




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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SILK BOTANICALS.COM, INC.


                                    BY: /s/ JOSEPH R. BERGMANN, PRESIDENT
                                    -------------------------------------



DATE: April 22, 2002



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